UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

C&D Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9389 (Commission file number)	13-3314599 (IRS employer identification no.)

1400 Union Meeting Road, Blue Bell, Pennsylvania (Address of principal executive offices)	19422 (Zip code)

Registrant’s telephone number, including area code: (215) 619-2700

                              N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        Jeffrey A. Graves, PhD, president and chief executive officer of C&D Technologies, Inc., and Stephen E. Markert, Jr., vice president of finance and chief financial officer of C&D Technologies, Inc., will present at the Adams Harkness 25th Annual Summer Seminar at the Boston Marriott Long Wharf Hotel.

        During the prepared remarks, Dr. Graves and Mr. Markert will discuss the company’s current strategic initiatives, recent acquisitions, and plans for increasing shareholder value.

Item 9.01 Financial Statements and Exhibits.

        (c)  Exhibits.

        The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release issued by C&D Technologies, Inc. (the “Company”) dated August 3, 2005.

99.2	Investor Presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2005	C&D TECHNOLOGIES, INC. By: /s/ Stephen E. Markert, Jr. —————————————— Stephen E. Markert, Jr., Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 3, 2005, issued by the Company.

99.2	Investor Presentation.